As filed with the Securities and Exchange Commission on September 27, 2006

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 26, 2006


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                    1-5706                  58-0971455
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(State or other jurisdiction of       (Commission              (IRS Employer
         incorporation)               File Number)          Identification No.)

      8000 Tower Point Drive, Charlotte, NC                      28227
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     (Address of principal executive offices)                 (Zip Code)

   Registrant's telephone number, including area code:     (704) 321-7380
                                                          ----------------

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.    Other Events


On September 26 2006, the Court of Chancery of the State of Delaware (the "Court") approved a Stipulation and Order (the "Stipulation") pursuant to which Metromedia International Group, Inc. (the "Company") has agreed to hold an annual meeting of stockholders for the election of directors. Pursuant to the Stipulation, the stockholders meeting will be held on December 15, 2006, in New York City, New York, with a record date of November 1, 2006. In addition, all of the directorships of the Company will be subject to election at the stockholders meeting and all of the shares of Company common stock represented in person or by proxy at the meeting and entitled to vote thereat shall constitute a quorum for the purpose of the meeting, notwithstanding anything to the contrary in the Company's certificate of incorporation or bylaws to the contrary.

The Stipulation dismissed the action filed in the Court by Esopus Creek Value LP, a shareholder of the Company, pursuant to Section 211 of the Delaware General Corporation Law requesting that the Company hold an annual meeting of its stockholders.



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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               METROMEDIA INTERNATIONAL GROUP, INC.


                               By:  /S/ HAROLD F. PYLE, III
                                   ---------------------------------------------
                                    Name:  Harold F. Pyle, III
                                    Title: Executive Vice President Finance,
                                           Chief Financial Officer and Treasurer

Date: September 27, 2006
Charlotte, NC